EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Oragenics, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date here of (the "Report"), I, Mento A. Soponis, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written certification has been provided to the company and will be retained by the company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated this 11th day of August, 2004.

                                                 /s/ Mento A. Soponis
                                                 ---------------------------
                                                 Mento A. Soponis
                                                 Chief Executive Officer



                                       34